UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2020

CVS HEALTH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-01011	05-0494040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One CVS Drive, Woonsocket, Rhode Island	02895
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (401) 765-1500

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CVS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 - Other Events

Item 8.01	Other Events.

CVS Health Corporation (the “Company,” “our,” “us” or “we”) is filing this Current Report on Form 8-K to provide an update to the information related to trends affecting our businesses that previously was disclosed in Item 7 (Management’s Discussion and Analysis of Financial Condition and Results of Operations) of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

As a novel strain of coronavirus (“COVID-19”) continues to spread and severely impact the economy of the United States and other countries around the world, the Company has put preparedness plans in place at our facilities to maintain continuity of our operations, while also taking steps to keep our colleagues healthy and safe. In line with recommendations to reduce large gatherings and increase social distancing, the Company has transitioned many office-based colleagues to a remote work environment.

Federal, state and local governmental policies and initiatives designed to reduce the transmission of COVID-19 have resulted in, among other things, the cancelation of elective medical procedures in certain jurisdictions, our customers being ordered to close or severely curtail their operations and the adoption of work-from-home policies, all of which have an impact on our businesses. The legislative and regulatory environment governing our businesses is dynamic and changing frequently, including increases to the medical costs we must cover without a corresponding increase in the premiums we receive in our insured Health Care Benefits products. Among other impacts of these initiatives, we expect an adverse impact on our medical membership due to customer reductions in force and an adverse impact on the timing and collectability of payments to us from customers, clients, government payers and members as a result of the impact of COVID-19 on them.

The various initiatives we have implemented to slow and/or reduce the impact of COVID-19, such as colleagues working remotely, and the COVID-19-related support programs we have put in place for our members, customers and colleagues have increased our operating expenses and reduced the efficiency of our operations. In addition, the significant deterioration of the U.S. and global economies is having a significant adverse impact on our net investment income and the value of our investment portfolio.

The COVID-19 pandemic is developing rapidly. We believe COVID-19’s adverse impact on our businesses, operating results, cash flows and/or financial condition primarily will be driven by the severity and duration of the pandemic, the pandemic’s impact on the U.S. and global economies and the timing, scope and effectiveness of federal, state and local governmental responses to the pandemic. Those primary drivers are beyond our knowledge and control, and as a result, at this time we cannot reasonably estimate the adverse impact COVID-19 will have on our businesses, operating results, cash flows and/or financial condition, but the adverse impact could be material.

Cautionary Statement Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 (the “Reform Act”) provides a safe harbor for forward-looking statements made by or on behalf of CVS Health Corporation (“CVS Health”). This Current Report on Form 8-K contains forward-looking statements within the meaning of the Reform Act. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “evaluate,” “expect,” “explore,” “forecast,” “guidance,” “intend,” “likely,” “may,” “might,” “outlook,” “plan,” “potential,” “predict,” “probable,” “project,” “seek,” “should,” “view,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond CVS Health’s control.

Statements in this Current Report on Form 8-K that are forward-looking, including the projected impact of COVID-19 on CVS Health’s businesses, operating results, cash flows and/or financial condition, are based on management’s estimates, assumptions and projections, and are subject to significant uncertainties and other factors, many of which are beyond CVS Health’s control. Important risk factors could cause actual future results and other future events to differ materially from those currently estimated by management, including, but not limited to: the severity and duration of the COVID-19 pandemic; the pandemic’s impact on the U.S. and global economies; and federal, state and local governmental responses to the pandemic.

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These forward-looking statements also involve risks, uncertainties and assumptions, some of which may not be presently known to CVS Health or that CVS Health currently believes to be immaterial, that also may cause CVS Health’s actual results to differ materially from those expressed in the forward-looking statements and adversely impact CVS Health’s businesses, operating results, cash flows and/or financial condition. Should any risks and uncertainties develop into actual events, these developments could have a material adverse impact on CVS Health. Additional information concerning these risks, uncertainties and assumptions can be found in CVS Health’s filings with the SEC, including the risk factors discussed in “Item 1A. Risk Factors” in CVS Health’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 as updated by CVS Health’s subsequent filings with the SEC.

You are cautioned not to place undue reliance on CVS Health’s forward-looking statements. These forward-looking statements are and will be based upon management’s then current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements. CVS Health does not assume any duty to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, as of any future date.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)        Exhibits.

The exhibit to this Current Report on Form 8-K is as follows:

INDEX TO EXHIBITS

104       Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVS HEALTH CORPORATION

Date: March 26, 2020	By:	/s/ Eva C. Boratto
Eva C. Boratto
Executive Vice President and Chief Financial Officer